                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE GROWTH FUND OF SPAIN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              **IMPORTANT NOTICE**

     Please note that there is an error on the page entitled "Notice of Joint Special Meeting of Shareholders December 3, 1997 and Proxy Statement." The acronyms listed for two of the Kemper Closed-End Funds on the Notice page were reversed. The correct acronyms for the two funds are as follows:



     KEMPER MUNICIPAL INCOME TRUST ("KTF")
     KEMPER MULTI-MARKET INCOME TRUST ("KMM")



     All usage of the acronyms within the text of the proxy statement are correct. We apologize for this error.



                                          Sincerely,

                                          Kemper Closed-End Funds

                                                                    October 1997


Kemper

Important News

                                         for Kemper Closed-End Fund Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?


A Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.


The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on the election of board members and the selection of independent auditors.

Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.



Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement is approved, your Fund shares will not change and the advisory fee rates for your Fund will not change.


Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.


Q WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME?



A Yes, the investment advisory fee rates for your Fund will remain the same.


                                                           [KEMPER LOGO]

Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A ZKI--not your Fund--is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q WHOM DO I CALL FOR MORE INFORMATION?


A Please call Shareholder Services at (800) 294-4366.

                              ABOUT THE PROXY CARD

[PROXY CARD SAMPLE] Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
Please vote all issues shown on each proxy card that you receive.



 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the name(s) or number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.


 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

KEMPER CLOSED-END FUNDS
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 294-4366



                                                                October 10, 1997


Dear Kemper Fund Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager, Zurich Kemper Investments, Inc. ("ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.


If the new investment management agreement is approved, YOUR FUND SHARES WILL NOT CHANGE AND THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.


Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President                                                          [KEMPER LOGO]

KEMPER CLOSED-END FUNDS
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone (800) 294-4366


NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT


                                                                October 10, 1997


To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Kemper Closed-End Funds (each a "Fund" and collectively the "Funds"):
      KEMPER HIGH INCOME TRUST ("KHI")
      KEMPER INTERMEDIATE GOVERNMENT TRUST ("KGT")
      KEMPER MUNICIPAL INCOME TRUST ("KMM")
      KEMPER MULTI-MARKET INCOME TRUST ("KTF")
      KEMPER STRATEGIC MUNICIPAL INCOME TRUST ("KSM")
      THE GROWTH FUND OF SPAIN, INC. ("GSP")
      KEMPER STRATEGIC INCOME FUND ("KST")

The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1.  To elect two (2) additional Members to the Board of each Fund.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3A. To approve or disapprove a new investment management agreement with Scudder
    Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

3B. [For GSP only] To approve or disapprove a new sub-advisory agreement with BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN").

    Approval of Item 3B is conditional upon approval of Item 3A for GSP.

The Board of each Fund has selected the close of business on September 22, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees, or Directors in the case of GSP, (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 10, 1997.


The shareholders of each Fund are being asked to vote on three items. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:


-----------------------------------------------------------------------------
              ITEM                KHI   KGT   KMM   KTF   KSM   GSP   KST
-----------------------------------------------------------------------------
 1.  Elect Board members          X     X     X     X     X     X     X
-----------------------------------------------------------------------------
 2.  Ratify selection of          X     X     X     X     X     X     X
  auditors
-----------------------------------------------------------------------------
 3A. Approval of New Investment   X     X     X     X     X     X     X
     Management Agreement   with
Scudder Kemper      Investments,
Inc.
-----------------------------------------------------------------------------
 3B. Approval of New                                            X
Sub-advisory      Agreement with
BSN      Gestion de Patrimonios,
     S.A., SGC
-----------------------------------------------------------------------------


The Board of each Fund has fixed the close of business on September 22, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of September 22, 1997, shares of the Funds were issued and outstanding as follows:


FUND                                    SHARES
----                                  ----------
KHI.................................  23,543,739
KGT.................................  33,996,172
KTF
  Common............................  38,124,497
  Preferred.........................      43,000
KMM.................................  20,079,577
KSM.................................  10,626,725
GSP.................................  16,544,593
KST.................................   3,451,532

KTF ONLY. Pursuant to the Agreement and Declaration of Trust of KTF, the Board may authorize separate classes of shares of beneficial interest. The Board has authorized and KTF has issued common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest, Series A through D (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. The Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989.



INTRODUCTION



On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.



Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between each Fund and SKI is being proposed for approval by shareholders of each Fund.



DESCRIPTION OF THE TRANSACTION.



Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.



The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.



At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.



The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.



The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital

Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.



The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee Members will be Messrs. Cheng and Rohrbasser.



The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of the SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.



The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.



Subsequent to the execution of the Transaction Agreement, Zurich agreed to cause ownership of Zurich Investment Management Limited ("ZIML") to be transferred by Zurich (or a direct or indirect wholly-owned subsidiary of Zurich) to SKI (or a direct or indirect wholly-owned subsidiary of SKI). ZIML is a sub-adviser for certain of the Funds. While the amount of consideration payable to Zurich for ZIML has not yet been finally agreed upon, it is expected that such consideration would in no event exceed $50 million, payable in cash or shares of SKI stock or some combination thereof at the closing of the Transaction or over some period of time after the closing of the Transaction. Following the transfer, which is expected to take place at the same time as the closing of the

Transaction, ZIML's board of directors would comprise representatives of Scudder and Zurich. The capital stock of ZIML initially may be transferred to one or more wholly-owned subsidiaries of Zurich, but ultimately will be transferred to SKI or one of its wholly-owned subsidiaries (the "ZIML Transaction"). The ZIML Transaction will result in an assignment of the sub-advisory agreement under the 1940 Act.


ITEM 1. ELECTION OF BOARD MEMBERS

At the Meeting, two (2) Board members are to be elected to the Board of each Fund. One to fill a vacancy and the other to replace Mr. Stephen Timbers, who intends to resign from the Boards upon the consummation of the Transaction.

It is intended that the proxies will be voted for the election as Board members of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as a Board member will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing Board members (for GSP, of the class of which such person is a Member) and until the election and qualification of a successor or until such Board member sooner dies, resigns or is removed as provided in the organizational documents of each Fund. If the Transaction is not consummated, the current Board members of each Fund will continue to serve as that Fund's Board (which are those identified as such below, along with Mr. Stephen B. Timbers, the president and chief executive officer of ZKI).

KTF ONLY. Holders of the Preferred Shares are entitled to elect two of the Board members. Messrs. Kelsey and Timbers were elected by the holders of the Preferred Shares. The five other current Board members (Messrs. Akins, Gottschalk, Renwick, Tingleff and Weithers) were elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Mr. Pierce is to be elected by the holders of the Preferred Shares. Mr. Villani is to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class.

GSP ONLY. Pursuant to the organizational documents of GSP, the Board is divided into three classes, each class having a term of three years. At the annual meeting of shareholders in each year, the term of one class of Board members expires. Accordingly, only those Board members in one class may be changed in any one year, and it would require two years to change a majority of the Board. This system of electing Board members may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Board members. Pursuant to the Fund's organizational documents, the number of Board members shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. Mr. Villani has been nominated as a Class III Board member for a term to expire at the 2000 annual meeting and Mr. Pierce has been nominated as a Class II Board member for a term to expire at the 1999 annual meeting. The others listed below are not nominees and will continue as Board members of GSP. Messrs. Kelsey and Renwick are Class I Board members, whose terms expire in 1998. Messrs. Gottschalk and Weithers are Class II Board members, whose terms expire in 1999. Messrs. Akins and Tingleff are Class III Board members, whose terms expire in 2000.

Both the nominees listed below have consented to serve as board members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a board member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                      BOARD MEMBER NOMINEES FOR EACH FUND


   NAME (DATE OF BIRTH), PRINCIPAL          SHARES BENEFICIALLY OWNED
     OCCUPATION AND AFFILIATIONS              AS OF AUGUST 26, 1997
   -------------------------------          -------------------------
*Daniel Pierce (03/18/84)                               0
Chairman of the Board and Managing
Director, Scudder; Director,
Fiduciary Trust Company; Director,
Fiduciary Company Incorporated; Board
member of 14 investment companies
advised by Scudder.
*Edmond D. Villani (03/04/47)                           0
President, Chief Executive Officer
and Managing Director, Scudder.

                     CONTINUING BOARD MEMBERS OF EACH FUND


                                                            SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL       YEAR FIRST BECAME      OWNED AS OF
     OCCUPATION AND AFFILIATIONS          A BOARD MEMBER      AUGUST 26, 1997
   -------------------------------       -----------------  -------------------
James B. Akins (10/15/26)                1995 -- All.        0
Consultant on International,
Political and Economic Affairs;
formerly, a career United States
Foreign Service Officer; Energy
Adviser for the White House; United
States Ambassador
to Saudi Arabia.
Arthur R. Gottschalk (02/13/25)          1988 -- KGT, KTF;   KHI--1,000
Retired; formerly, President,            1989 -- KHI, KMM,   KGT--1,000
Illinois Manufacturers Association;      KSM, GSP;           KMM-- 800
Trustee, Illinois Masonic Medical        1994 -- KST.        KTF-- 800
Center; formerly, Illinois State                             KSM--1,000
Senator; formerly, Vice President,                           GSP--1,000
The Reuben H. Donnelly Corp.                                 KST-- 800
Frederick T. Kelsey (04/25/27)           1988 -- KTF;        KHI-- 500
Retired; formerly, consultant to         1989 -- KHI, KGT,   KGT--2,500
Goldman, Sachs & Co.; formerly,          KMM, KSM, GSP;      KMM--1,000
President, Treasurer and Trustee of      1994 -- KST.        KTF-- 500
Institutional Liquid Assets and its                          GSP--1,000
affiliated mutual funds; Trustee of
the Benchmark Funds; Trustee of the
Pilot Funds (through 1997).
Fred B. Renwick (02/02/30)               1995 -- All.        0
Professor of Finance, New York
University, Stern School of Business;
Director, TIFF Investment Program,
Inc., Director, the Wartburg Home
Foundation; Chairman, Investment
Committee of Morehouse College Board
of Trustees; Chairman, American Bible
Society Investment Committee;
formerly, member of the Investment
Committee of Atlanta University Board
of Trustees; formerly, Director of
Board of Pensions Evangelical
Lutheran Church of America.

                                                            SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL       YEAR FIRST BECAME      OWNED AS OF
     OCCUPATION AND AFFILIATIONS          A BOARD MEMBER      AUGUST 26, 1997
   -------------------------------       -----------------  -------------------
John B. Tingleff (05/04/35)              1991 -- All Funds   KHI--1,788
Retired; formerly, President,            except KST;         KGT--533
Tingleff & Associates (management        1994 -- KST.        KMM--1,019
consulting firm); formerly, Senior                           KTF--500 KSM--500
Vice President, Continental Illinois                         GSP--1,006
National Bank & Trust Company.                               KST--330
John G. Weithers (08/08/33)              1993 -- All Funds   KHI--800
Retired; formerly, Chairman of the       except KST;         KGT--1,000
Board and Chief Executive Officer,       1994 -- KST.        KMM--700 KTF--400
Chicago Stock Exchange; Director,                            KSM--300 GSP--300
Federal Life Insurance Company;                              KST--700
President of the Members of the
Corporation and Trustee, DePaul
University; Director, Systems
Imagineering, Inc.


---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.


All the Board members serve as board members of 13 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.



Each Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers. The committee of each Fund met three times during the fiscal year ended November 30, 1996. In 1996, KGT changed fiscal years from November 30 to December 31. The information included in this proxy statement is for KGT's fiscal year ended November 30, 1996 and does not include information for its short fiscal period (one-month) ended December 31, 1996. The committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the respective Board assigns. The committee also proposes the nominees for election by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the applicable Fund.


Each Fund pays Board members who are not "interested persons" of such Fund an annual retainer fee, plus expenses, and an attendance fee for each

Fund Board meeting and committee meeting attended. As reflected above, the Board members currently serve as Board members of various investment companies for which ZKI or its affiliates serve as investment manager. Board members or officers who are "interested persons" receive no compensation from such Fund. The Board of each Fund met seven times during the fiscal year ended November 30, 1996, except for KGT which met six times during the fiscal year ended December 31, 1996. Each then current Board member attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during the fiscal year ended November 30, 1996.


The table below shows, for each Board member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's fiscal year ended November 30, 1996 and the total compensation that the Kemper Funds paid or accrued during calendar year 1996.

                                                                                                Total
                                                                                            Compensation
                                                                                            Kemper Funds
                                                                                            Paid to Board
   Name of Board Member       KHI      KGT      KTF      KMM      KSM      GSP      KST      Members(2)
   --------------------      ------   ------   ------   ------   ------   ------   ------   -------------
James E. Akins.............  $3,700   $4,400   $7,400   $3,800   $3,200   $3,900   $2,500      $ 94,300
Arthur R. Gottschalk(1)....  4,700    5,300    8,400    4,700    4,100    4,200    2,600        102,700
Frederick T. Kelsey(1).....  4,100    4,700    7,900    4,200    3,500    3,900    2,600        106,800
Fred B. Renwick............  3,700    4,400    7,400    3,800    3,200    3,900    2,500         94,300
John B. Tingleff...........  3,700    4,400    7,400    3,800    3,200    3,900    2,500         94,300
John G. Weithers...........  3,700    4,400    7,400    3,800    3,200    3,900    2,500         94,300

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money
    Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years are $10,500, $10,600, $12,200, $10,400, $10,000 and $4,200 for Mr. Gottschalk and $15,200 $15,600, $18,800,
    $15,100, $14,400 and $7,500 for Mr. Kelsey from KHI, KGT, KTF, KMM, KSM and KST, respectively. In addition, for GSP, total deferred fees and interest accrued are $10,400 for Mr. Gottschalk.


(2) Includes compensation for service on the boards of 13 Kemper funds with 36 fund portfolios. Each Board member currently serves as a board member of 13 Kemper funds with 39 fund portfolios.



FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms of office indicated, is set forth below.



J. Patrick Beimford, Jr. (05/25/50), vice president of KMM since 02/17/93 and KST since 04/14/94, is executive vice president of ZKI.

Dale R. Burrow (10/16/56), vice president of KSM since 05/05/93, is first vice president of ZKI.

Elizabeth A. Byrnes (02/08/57), vice president of KGT since 09/08/94, is first vice president of ZKI.

Robert S. Cessine (01/05/50), vice president of KMM since 05/04/95, is senior vice president of ZKI since January 1993; prior thereto, senior corporate bond analyst at an investment management company.


Philip J. Collora (11/15/45) has been vice president of each Fund except KST since 02/01/90 and vice president of KST since 03/02/90, and secretary of each Fund since 03/25/95. Mr. Collora is senior vice president and assistant secretary of ZKI.


Jerome L. Duffy (06/29/36), treasurer of KHI and KGT since 05/28/87, KMM, KTF and KSM since 08/03/88, GSP since 12/18/89 and KST since 03/02/90, is senior vice president of ZKI.

Charles R. Manzoni, Jr. (01/23/47), vice president of each Fund since 09/04/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc.; and formerly, Partner, Gardner, Carton & Douglas.

Michael A. McNamara (12/28/44), vice president of KHI since 02/21/91 and KMM and KST since 05/04/95, is senior vice president of ZKI.

Christopher J. Mier (08/11/56), vice president of KTF and KSM since 02/21/91, is senior vice president of ZKI.

John E. Neal (03/09/50), vice president of each Fund since 01/17/96, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, Zurich Kemper Value Advisors, Inc. ("ZKVA") and Zurich Kemper Distributors, Inc. ("ZKDI"); prior thereto, senior vice president of Kemper Real Estate Management Company.

Harry E. Resis, Jr. (11/24/45), vice president of KHI since 02/17/93 and KMM and KST since 05/04/95, is senior vice president of ZKI.


Stephen B. Timbers (08/08/44), president of each Fund since 03/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation; formerly, president and chief operating officer of Kemper Corporation. Mr. Timbers is also a Board member of each of the Funds.


Jonathan W. Trutter (11/29/57), vice president of KMM and KST since 05/04/95, is first vice president of ZKI.

Richard L. Vandenberg (11/16/49), vice president of KGT, KMM and KST since 03/06/96, is senior vice president of ZKI; prior thereto, senior vice president and portfolio manager of an investment management firm.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Boards of the Funds will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS


As of August 26, 1997, the Board members and officers of the Funds as a group owned beneficially 4,088 shares of KHI, 19,033 shares of KGT, 13,519 shares of KMM, 2,200 shares of KTF, 6,300 shares of KSM, 3,306 shares of GSP and 1,830 shares of KST, which, in each case, is less than 5% of the outstanding shares of each Fund. As of August 26, 1997, no person is known to any Fund to have owned beneficially more than five percent of the shares of such Fund, except that GSP believes that Bankgesellschaft Berlin AG, Alexanderplatz 2, D-10178 Berlin, Germany, owned 1,514,300 shares of GSP, which constituted approximately 9.1% of the Fund's outstanding shares as of October 7, 1997. As of August 26, 1997, Stephen B. Timbers, a Board member of each Fund, owned 14,000 shares of KGT, 10,000 shares of KMM and 4,500 shares of KSM.


SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Board members, investment manager, affiliated persons of the investment manager and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based upon a review of these forms furnished to each Fund, each Fund believes that, during the fiscal year ended November 30, 1996 (and the fiscal period ended December 31, 1996 for KGT), there was compliance with all
Section 16(a) filing requirements applicable to that Fund's officers and Board members, the investment manager and affiliated persons of the investment manager.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEMS 3A. AND 3B. NEW INVESTMENT MANAGEMENT AGREEMENT AND, FOR GSP ONLY, NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for each Fund. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI.


As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between each Fund and SKI is being proposed for approval by shareholders of each Fund. (Depending on the timing of the combination of the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI following the assignment of the current agreement. SKI or ZKI, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit A.

BOARD RECOMMENDATION

The Board of each Fund met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Funds by ZKI and its affiliates. In addition, the Independent Board members also met separately with counsel on a number of occasions to discuss the Transaction. On September 20, 1997 the Board of each Fund, including a majority of the Board members who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board Evaluation" near the end of this Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Each current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

For the services and facilities furnished, each Fund pays an investment management fee, payable monthly, at the respective annual rate shown below, based upon average weekly net assets. The management fees for KHI, KGT, KMM, GSP and KST are higher than those charged by most other investment companies. Exhibit E reflects the management fees paid by each Fund to ZKI for the most recently completed fiscal year.

              FUND                 MANAGEMENT FEE
              ----                 --------------
KHI..............................    0.85 of 1%
KGT..............................    0.80 of 1%
KTF..............................    0.55 of 1%
KMM..............................    0.85 of 1%
KSM..............................    0.60 of 1%
GSP..............................    1.00 of 1%
KST..............................    0.85 of 1%

Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for each Fund since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the Board and the shareholders of each Fund, and the date to which the current management agreement continues. For each Fund, the current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.


                                                    APPROVAL OF CURRENT       CURRENT
                      COMMENCEMENT     DATE OF         AGREEMENT BY          AGREEMENT
                      OF INVESTMENT    CURRENT    -----------------------   CONTINUED BY
        FUND           OPERATIONS     AGREEMENT    BOARD     SHAREHOLDERS      BOARD
        ----          -------------   ---------    -----     ------------   ------------
KHI..................    04/21/88     01/04/96    03/11/97      09/19/95      04/01/98
KGT..................    07/21/88     01/04/96    03/11/97      09/19/95      04/01/98
KTF..................    10/20/88     01/04/96    03/11/97      09/19/95      04/01/98
KMM..................    01/23/89     01/04/96    03/11/97      09/19/95      04/01/98
KSM..................    03/22/89     01/04/96    03/11/97      09/19/95      04/01/98
GSP..................    02/14/90     01/04/96    03/11/97      09/19/95      04/01/98
KST..................    04/29/94     01/04/96    03/11/97      09/19/95      04/01/98


SUB-ADVISER -- BSN (GSP ONLY)

ZKI uses the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN") with respect to investments in Spanish securities pursuant to the sub-advisory agreement between ZKI and BSN described below. The current sub-advisory agreement is dated January 4, 1996, was last approved by shareholders on September 19, 1995, was last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998. The current sub-advisory agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.


BSN is a wholly-owned subsidiary of Banco Santander de Negocios, which is wholly owned by Banco Santander. Banco Santander, together with its subsidiaries and associated companies, is engaged principally in commercial and retail banking operations in Spain and other countries.


Under the terms of the sub-advisory agreement between ZKI and BSN with respect to GSP, BSN will provide such investment advice, research and assistance as ZKI may request with respect to investments by GSP in Spanish securities. For its services, BSN receives from ZKI a monthly fee at the annual rate of .35% of the Fund's average weekly net assets. BSN has agreed to pay the fees and expenses of any officer, Board member or employee of the Fund affiliated with BSN, except that the Fund shall bear the travel expenses of directors, officers or employees of BSN or any of its affiliates to the extent that such expenses relate to attendance as a Board member at meetings of the Board. During the fiscal year ended November 30, 1996, ZKI incurred fees of $830,989 to BSN.



BSN has an advisory committee, comprised of representatives from BSN. The advisory committee meets periodically to advise ZKI regarding investments in Spanish securities and the Spanish securities markets and reports directly to ZKI. Currently, the advisory committee is composed of Messrs. Prosper Lamothe, Ernesto Gallardo and John Siska of BSN.


The sub-advisory agreement provides that BSN shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which the sub-advisory agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSN in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement may be terminated without penalty upon sixty (60) days written notice by either party. The sub-advisory agreement will automatically terminate in the event of the termination of the management agreement or in the event of its assignment.

The new sub-advisory agreement will be dated as of the date of the consummation of the Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction and may continue thereafter from year to year if such continuance is specifically approved at least annually by vote of a "majority of the outstanding voting securities" of GSP, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. A copy of the form of new sub-advisory agreement is attached hereto as Exhibit B.

SUB-ADVISER -- ZIML


KHI, KGT, KMM, KST and GSP each use the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, UK, ECM4 7RQ, an indirect subsidiary of Zurich and an affiliate of ZKI, with respect to investments in foreign securities pursuant to the sub-advisory agreements between ZKI and ZIML described below. The current sub-advisory agreements are dated December 1, 1996, were last approved for continuation by the Board on March 11, 1997, and will continue, unless replaced or otherwise terminated, until April 1, 1998.


As with the investment management agreements, the sub-advisory agreements with ZIML will terminate upon consummation of the Transaction. New sub-advisory agreements, however, are not being proposed; rather, it is expected that the investment manager would assume responsibility for the portion of those Fund's assets invested in foreign securities.

Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, ZIML receives from ZKI (not from the Funds) a monthly fee at the following annual rates on the portion of the average daily net assets allocated by ZKI to ZIML for management:

GSP...............................................  .35%
KHI, KGT, KMM, KST................................  .30%

Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund and (b) by the shareholders or the Board. Each Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. No sub-advisory fees were paid by ZKI to ZIML for each Fund's 1996 fiscal year, although in prior fiscal years ZKI has paid ZIML for its services to ZKI with respect to foreign securities investments of certain Funds.


NEW INVESTMENT MANAGEMENT AGREEMENT


The new investment management agreement for each Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for each Fund. SFAC will not charge the Funds for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets at any time, the fees paid may differ.


The new management agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD EVALUATION

On June 27, 1997, the Board of each Fund was informed of the Transaction. Thereafter, each Board was given extensive information about the Transaction and Scudder. The Boards met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, SKI and the Funds. Throughout the process, the Independent Trustees of each Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Boards met on July 8, 1997, July 15, 1997, August 18-19, 1997 and September 19-20, 1997 to consider the Transaction and its effects on the Funds. The Independent Board members also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 20, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of each Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Funds and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Funds. Each Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Boards such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Boards of decisions materially affecting the SKI organization as they relate to the Funds. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1 -- "Election of Board Members.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Board members, and Zurich has agreed to indemnify each Fund and the Independent Board members for and against any liability and expenses based upon any action or omission by the Independent Board members in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Board members for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Board members in connection with their consideration of the Transaction.


In evaluating each new management agreement, each Board took into account that the fees and expenses payable by each Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. Each Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. Each Board also considered Scudder's representation that the Funds' shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Funds; fall-out benefits to ZKI from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of ZKI; and the potential benefits to ZKI and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered that while Scudder is authorized to pay a commission that is higher than the lowest available in order to receive research assistance, Scudder does not negotiate arrangements pursuant to which Scudder receives specific research products or services in exchange for the expectation that Scudder will direct a specified amount of brokerage commissions to particular broker-dealers.


The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide each Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 20, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit C.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Stephen B. Timbers, Chief        President, Chief Executive
Executive Officer and Director   Officer and Chief Investment
222 South Riverside Plaza        Officer, ZKI
Chicago, Illinois 60606
John E. Neal, Director           President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II, Director  President, Kemper Retirement
222 South Riverside Plaza        Plans Group
Chicago, Illinois 60606

ZIML. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, is an indirect subsidiary of Zurich. The names, addresses and principal occupations of the principal executive officer and the directors of ZIML are as follows:


NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Dennis H. Ferro, Chief           Chief Executive Officer and
Executive Officer and Director   Managing Director -- Equities,
1 Fleet Place                    ZIML
London, U.K. EC4M 7RQ
Gordon K. Johns, Director        Managing Director, ZIML
1 Fleet Place
London, U.K. EC4M 7RQ
Laurence W. Cheng, Director      Member of Corporate Executive
1 Fleet Place                    Board and Chief Investment
London, U.K. EC4M 7RQ            Officer for Investments and
                                 International Asset Management,
                                 Zurich
Richard D. W. Hass, Director     Finance Director, Compliance
1 Fleet Place                    Officer and Joint Secretary,
London, U.K. EC4M 7RQ            ZIML



BSN. BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN"), PASEO de la Castellana 32-Planta 6, 28046, Madrid, Spain, is the sub-advisor for GSP.

The names, addresses and principal occupations of the principal executive officer and the directors of the BSN are as follows:



NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Eduardo Suarez Alvarez-Novoa,    Managing Director, BSN
Chairman of the Board and
Director
PASEO de la Castellana 32-
Planta 6
28046, Madrid, Spain
Javier de Mazarredo, Director    Spanish Equities Chief
PASEO de la Castellana 32-       Investment Officer, BSN
Planta 6
28046, Madrid, Spain
Santiago Rubio, Director         Fixed Income Chief Investment
PASEO de la Castellana 32-       Officer, BSN
Planta 6
28046, Madrid, Spain



TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND CUSTODIAN. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is also each Fund's transfer agent and divided-paying agent. Pursuant to a Services Agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent." IFTC currently receives from each Fund as transfer agent and pays to ZKSC annual account maintenance fees at a maximum rate of $7.50 per account plus transaction charges and out-of-pocket expense reimbursement. Set forth in Exhibit E are the shareholder service fees IFTC remitted to ZKSC during each Fund's last fiscal year. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.



GSP ONLY. Banco Santander ("Spanish Custodian"), Central Contable Electronica, Carretera de Barcelona Km. 11,700, P.O. Box 50760, 28022 Madrid, as custodian, has custody of all securities and cash of GSP held in Spain. The Spanish Custodian owns a controlling interest in Banco Santander de Negocios, which wholly owns BSN. The Spanish Custodian currently receives an annual fee as custodian for GSP, payable quarterly, at a rate of .12 of 1% of the market value of the securities of the Fund held in custody by the Spanish Custodian plus certain transaction costs and out-of-pocket expense reimbursement. For its services as custodian for the Fund for the fiscal year ended November 30, 1996, the Spanish Custodian earned $261,000.

PORTFOLIO TRANSACTIONS. ZKI is the investment manager for the Funds and ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") is the sub-adviser for KHI, KGT, KMM, KST and GSP. ZKI and its affiliates share some common research and trading facilities. ZIML is the sub-adviser for other Kemper Funds as well. BSN is the sub-adviser for GSP. (Each of ZKI, ZIML and BSN are referred to as an "Adviser.") At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by an Adviser or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

The Advisers, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. The Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and the Advisers and their affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisers and their affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by the Advisers and their affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and the Advisers and their affiliates, although the Advisers are not authorized to pay higher commissions to firms that provide such services, except as described below.

ALL FUNDS, EXCEPT GSP. The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses, and the cost attributable to non-research use is paid by the Adviser or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of each Fund, a Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the Transaction if an Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Fund and other clients. Not all such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of the Advisers and their affiliates. The investment management fee paid by a Fund to an Adviser is not reduced because these research services are received.


GSP ONLY. Subject to GSP's policy of seeking best execution of orders, GSP may execute portfolio transactions through direct or indirect affiliates of BSN in accordance with procedures adopted by GSP's Board pursuant to Rule 17e-1 of the 1940 Act. Of the brokerage commissions paid by GSP during the fiscal year ended November 30, 1996, $251,000 was paid to BSN Sociedad de Valores y Bolsa, an affiliate of BSN ("Affiliated Broker"). The Affiliated Broker was paid approximately 39% of the total brokerage commissions paid during the period noted above and approximately 33% of the aggregate dollar amount of portfolio transactions for the period were effected through the Affiliated Broker.



SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Advisers. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.



Set forth in Exhibit E are the total brokerage commissions paid by each Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information.


SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $25 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.



Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 53 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $5 billion) comprises offshore, variable life insurance and other kinds of funds.


The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit D.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Daniel Pierce, Director          Chairman of the Board and
Two International Place          Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief         President, Chief Executive
Executive Officer and Director   Officer and Managing Director,
345 Park Avenue                  Scudder
New York, New York 10154
Stephen R. Beckwith, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director         Managing Director, Scudder
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director       Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
                                 Managing Director, Scudder
Mark S. Casady, Director
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director        Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601
John T. Packard, Director        Managing Director, Scudder
101 California Street
San Francisco, California 94111
Kathryn L. Quirk, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Stephen A. Wohler, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110


After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Lynn Birdsong, Director          Senior Executive Officer --
345 Park Avenue                  International Operations, SKI
New York, New York 10154

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
                                 Member of Corporate Executive
Lawrence Cheng, Director         Board and Chief Investment
Mythenquai 2                     Officer for Investments and
8002 Zurich, Switzerland         International Asset Management,
                                 Zurich
Steven Gluckstern, Director      Member of Corporate Executive
Mythenquai 2                     Board and responsible for
8002 Zurich, Switzerland         Reinsurance, Structured
                                 Finance, Capital Market
                                 Products and Strategic
                                 Investments, Zurich
Rolf Hueppi, Director            Chairman and Chief Executive
Mythenquai 2                     Officer, Zurich; Chairman of
8002, Zurich, Switzerland        Board of Directors, SKI
Markus Rohrbasser, Director      Chief Financial Officer and
Mythenquai 2                     Member of Corporate Executive
8002, Zurich, Switzerland        Board, Zurich
Cornelia Small, Director         Senior Executive Officer --
345 Park Avenue                  Investment Management, SKI
New York, New York 10154
Edmond Villani,                  Chief Executive Officer, SKI
Chief Executive Officer
and Director
345 Park Avenue
New York, New York 10154


MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of each Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS. Any shareholder proposal that may properly be included in the proxy solicitation material for a Fund's next annual shareholder meeting, if any, must be received by such Fund no later than December 12, 1997.


OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.


VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as additional Board Members for such Fund and FOR Items 2 and 3. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of Board Members) requires a plurality vote of the shares of each Fund. This means that the two nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter. Items 3A and 3B (approval of new investment management agreement and, for GSP only, approval of new sub-advisory agreement) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Approval of Item 3B is conditional upon approval of Item 3A for GSP. As noted previously, the holders of the Common Shares and the Preferred Shares of KTF will vote together as a single class on all items. If an Item is not approved, the Board would consider appropriate action.



At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned, present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.


In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the two nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3A and 3B abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards,
Philip J. Collora
Secretary

                                 EXHIBIT INDEX


Form of Investment Management Agreement..............  Exhibit A
Form of Sub-Advisory Agreement (GSP only)............  Exhibit B
Kemper Funds Net Assets and Management Fees..........  Exhibit C
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc...........  Exhibit D
Fees and Expenses....................................  Exhibit E

                                                                       EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT*

                                [NAME OF TRUST]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

[Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial
interest, par value $          per share, (the "Shares") in separate series, or
funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the

---------------


*For GSP, any reference to a Trust, Trustees, Declaration of Trust or similar phrases related to a Massachusetts business trust will be deemed a reference to a Corporation, Directors, Articles of Incorporation or similar phrases related to a Maryland corporation. In addition, while this form of investment management agreement contemplates that there may be multiple series of shares, none of the Funds have been divided into more than one series. Accordingly, such references, to the extent appropriate, will be modified.

currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated           , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
    dated             , 19 relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the

1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters;

monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.


5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of of 1 percent of the average weekly net assets as defined below of the Fund for such month. [SEE PAGE 15 OF

PROXY STATEMENT FOR EACH FUND'S MANAGEMENT FEE] over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8.  DURATION AND TERMINATION OF THIS AGREEMENT.  This Agreement shall remain in
force until             , 19     , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. [Not applicable for GSP.] The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              [Name of Trust]

                              By:

   -----------------------------------------------------------------------------
                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:

   -----------------------------------------------------------------------------
                                  President

                                                                       EXHIBIT B

                   FORM OF SUB-ADVISORY AGREEMENT (GSP ONLY)


AGREEMENT made this    day of           , 199 , by and between SCUDDER KEMPER
INVESTMENTS, INC., a Delaware corporation (the "Adviser") and BSN GESTION DE PATRIMONIOS, S.A., S.G.C. a corporation organized under the laws of Spain (the "Sub-Adviser").



WHEREAS, THE GROWTH FUND OF SPAIN, INC., a Maryland corporation (the "Fund") is an closed-end, diversified management investment company registered under the United States Investment Company Act of 1940, as amended (the "Investment Company Act of 1940") the shares of common stock (the "Shares") of which are registered under the Securities Act of 1933;



WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated
          , 199 (the "Management Agreement"); and



WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the Fund's portfolio invested in Spanish securities and the Sub-Adviser is willing to render such services;



NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:



1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund to be invested in Spanish securities in accordance with the Fund's investment objectives and policies and limitations, subject to the supervision of the Adviser and the Board of Directors of the Fund, for the period and upon the terms herein set forth. The investment of funds hereunder shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.



The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.



2. COMPENSATION. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser at the end of each calendar month, an investment management fee computed at an annual rate of .35% of the Fund's average weekly net assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.



3. NON-EXCLUSIVITY OF SERVICES. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.



4. NET ASSET VALUE. The net asset value of the Fund shall be calculated in accordance with the provisions of the Fund's prospectus or at such other time or times as the Fund's Directors may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of the Shares as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.



5. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a director, officer or agent.



6. STANDARD OF CARE. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.



7. DURATION AND TERMINATION. This Agreement shall become effective on the date
specified in Section 10 hereof and shall remain in full force until           ,
199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved, the Sub-Adviser may continue to serve in such capacity in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.



This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days' written notice to the other party.



The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.



Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of there compensation described in
Section 2 earned prior to such termination.



8. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.



9. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.



10. REPRESENTATIONS AND WARRANTIES.

     (a) The Sub-Adviser represents and warrants that it has applied for registration as an investment adviser under the United States Investment Advisers Act of 1940, as amended (the "Advisers Act").

     (b) The Sub-Adviser agrees to use its best efforts to become registered under the Advisers Act and maintain such registration in effect during the term of this Agreement.

     (c) This Agreement shall become effective on the date that such registration under the Advisers Act becomes effective with the United States Securities and Exchange Commission.

     (d) The Sub-Adviser further represents and warrants that it is fully qualified under the laws of Spain to perform its duties hereunder and agrees to comply with any and all other applicable laws and regulations in performing its obligations hereunder.



11. GOVERNING LAW. This Agreement shall be construed in accordance with applicable United States federal law and the laws of the Commonwealth of Massachusetts.

12. MISCELLANEOUS.

     (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

     (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.



                        SCUDDER KEMPER INVESTMENTS, INC.

                        By:
                            ---------------------------



ATTEST:

-------------------------------

-------------------------------



                        BSN GESTION de PATRIMONIOS, S.A., S.G.C.


                        By:
                            ----------------------
                            Managing Director



ATTEST:

-------------------------------

-------------------------------

                                                                       EXHIBIT C


                  KEMPER FUNDS NET ASSETS AND MANAGEMENT FEES



                                         TOTAL NET ASSETS*   MANAGEMENT
                  FUND                      (MILLIONS)         FEE**
                  ----                   -----------------   ----------
Kemper Technology Fund..................      $1,063            A
Kemper Total Return Fund................       3,021            A
Kemper Growth Fund......................       2,738            A
Kemper Small Capitalization Equity
  Fund..................................         934            F
Kemper Income and Capital Preservation
  Fund..................................         573            B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund.........       3,322            C
  2. Kemper Intermediate Municipal Bond
     Fund...............................          22            B
Kemper Diversified Income Fund..........         779            A
Kemper High Yield Series
  1. Kemper High Yield Fund.............       4,097            A
  2. Kemper High Yield Opportunity
     Fund...............................          --            L
Kemper U.S. Government Securities
  Fund..................................       4,163            C
Kemper International Fund...............         472            D
Kemper International Bond Fund..........          26            D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund...............................       1,008            B
  2. Kemper New York Tax-Free Income
     Fund...............................         286            B
  3. Kemper Florida Tax-Free Income
     Fund...............................         104            B
  4. Kemper Texas Tax-Free Income
     Fund...............................          12            B
  5. Kemper Ohio Tax-Free Income Fund...          39            B
  6. Kemper Michigan Tax-Free Income
     Fund...............................           3            B
  7. Kemper New Jersey Tax-Free Income
     Fund...............................           5            B
  8. Kemper Pennsylvania Tax-Free Income
     Fund...............................           6            B

                                         TOTAL NET ASSETS*   MANAGEMENT
                  FUND                      (MILLIONS)         FEE**
                  ----                   -----------------   ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund..........      $  208            E
  2. Kemper U.S. Mortgage Fund..........       2,960            B
  3. Kemper Short-Intermediate
     Government Fund....................         204            B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund.............          78            D
  2. Kemper-Dreman High Return Equity
     Fund...............................         738            D
  3. Kemper Small Cap Value Fund........         273            D
Kemper Adjustable Rate U.S. Government
  Fund..................................          82            B
Kemper Blue Chip Fund...................         256            A
Kemper Global Income Fund...............         132            D
Kemper Value+Growth Fund................          39            I
Kemper Quantitative Equity Fund.........           5            A
Kemper Asian Growth Fund................           2            J
Kemper Europe Fund......................           4            D
Kemper Aggressive Growth Fund...........          --            F
Zurich Money Funds
  1. Zurich Money Market Fund...........       4,362            G
  2. Zurich Government Money Fund.......         671            G
  3. Zurich Tax-Free Money Fund.........         771            G
Zurich YieldWise Money Fund.............         245            G
Cash Equivalent Fund
  1. Money Market Portfolio.............         971            H
  2. Government Securities Portfolio....         404            H
  3. Tax-Exempt Portfolio...............         445            H
Tax-Exempt California Money Market
  Fund..................................         119            H
Cash Account Trust
  1. Money Market Portfolio.............         585            H
  2. Government Securities Portfolio....         545            H
  3. Tax-Exempt Portfolio...............         221            H
Investors Cash Trust
  1. Government Securities Portfolio....         169            K
  2. Treasury Portfolio.................          63            K

                                         TOTAL NET ASSETS*   MANAGEMENT
                  FUND                      (MILLIONS)         FEE**
                  ----                   -----------------   ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund..............................          --            H
   2. Investors New Jersey Municipal
      Cash Fund.........................          --            H
   3. Investors Pennsylvania Municipal
      Cash Fund.........................          --            H
   4. Tax-Exempt New York Money Market
      Fund..............................          61            H
Kemper High Income Trust................         215          0.85%
Kemper Intermediate Government Trust....         269          0.80%
Kemper Municipal Income Trust...........         466          0.55%
Kemper Multi-Market Income Trust........         220          0.85%
Kemper Strategic Municipal Income
  Trust.................................         128          0.60%
The Growth Fund of Spain, Inc...........         264          1.00%
Kemper Strategic Income Fund............          53          0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio......          63            A
   2. Kemper Horizon 10+ Portfolio......          63            A
   3. Kemper Horizon 5 Portfolio........          31            A
Investors Fund Series
   1. Kemper Money Market Portfolio.....          71          0.50%
   2. Kemper Total Return Portfolio.....         697          0.55%
   3. Kemper High Yield Portfolio.......         289          0.60%
   4. Kemper Growth Portfolio...........         487          0.60%
   5. Kemper Government Securities
      Portfolio.........................          84          0.55%
   6. Kemper International Portfolio....         163          0.75%
   7. Kemper Small Cap Growth
      Portfolio.........................          69          0.65%
   8. Kemper Investment Grade Bond
      Portfolio.........................           2          0.60%
   9. Kemper Value Portfolio............          21          0.75%
  10. Kemper Small Cap Value
     Portfolio..........................          13          0.75%
  11. Kemper Value+Growth Portfolio.....          10          0.75%
  12. Kemper Horizon 20+ Portfolio......           4          0.60%
  13. Kemper Horizon 10+ Portfolio......           6          0.60%
  14. Kemper Horizon 5 Portfolio........           3          0.60%
  15. Kemper Blue Chip Portfolio........          --          0.65%
  16. Kemper Global Income Portfolio....          --          0.75%

                                         TOTAL NET ASSETS*   MANAGEMENT
                  FUND                      (MILLIONS)         FEE**
                  ----                   -----------------   ----------
Kemper Target Equity Fund
   1. Kemper Retirement Fund Series I...         117          0.50%
   2. Kemper Retirement Fund Series
     II.................................         173          0.50%
   3. Kemper Retirement Fund Series
     III................................         127          0.50%
   4. Kemper Retirement Fund Series
     IV.................................         136          0.50%
   5. Kemper Retirement Fund Series V...         137          0.50%
   6. Kemper Retirement Fund Series
     VI.................................          73          0.50%
   7. Kemper Retirement Fund Series
     VII................................           5          0.50%
   8. Kemper Worldwide 2004 Fund........          36          0.60%


---------------

   * Total Net Assets, in millions, as of the most recent fiscal year end.


  ** Scheduled annual management fees payable to ZKI or its affiliates as a percentage of average daily net assets.



(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.



(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses of the Intermediate Municipal, Michigan, New Jersey and Pennsylvania Funds.



(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.



(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.



(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index, which may result in a total fee ranging from .35 of 1% to .95 of 1% for the Small Capitalization Equity Fund, or .45 of 1% to .85 of 1% for the Aggressive Growth Fund.



(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on all of the series of Zurich Money Funds in the aggregate). ZKI has agreed to temporarily reduce its management fee to 0% for the Zurich YieldWise Money Fund and reimburse or pay 100% of the Fund's other operating expenses for a period of at least six months from April 17, 1997.



(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (in the case of Cash Equivalent Fund, on the Money Market and Government Securities Portfolios in the aggregate and on the Tax-Exempt Portfolio individually, and, in the case of Cash Account Trust, on all of the series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. Also, ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that total operating expenses exceed .80% of average daily net assets of the New York Fund and .90% of each of the Florida, New Jersey and Pennsylvania Funds.



(I) .72 of 1% of the first $250 million, .69 of 1% of the next $750 million, .66 of 1% of the next $1.5 billion, .64 of 1% of the next $2.5 billion, .60 of 1% of the next $2.5 billion, .58 of 1% of the next $2.5 billion, .56 of 1% of the next $2.5 billion, and .54 of 1% thereafter.



(J) .85 of 1% of the first $250 million, .82 of 1% of the next $750 million, .80 of 1% of the next $1.5 billion, .78 of 1% of the next $2.5 billion, .75 of 1% of the next $2.5 billion, .74 of 1% of the next $2.5 billion, .73 of 1% of the next $2.5 billion, and .72 of 1% thereafter. ZKI has agreed to a reduction of its management fee by .25% until the earlier of May 1, 1997 or the date the Fund's net assets reach $100 million.

(K) .15% of average daily net assets. ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses of each portfolio to the extent that such expense exceeds .25% of average daily net assets of the portfolio.



(L) .65 of 1% of the first $250 million, .62 of 1% of the next $750 million, .60 of 1% of the next $1.5 billion, .58 of 1% of the next $2.5 billion, .55 of 1% of the next $2.5 billion, .53 of 1% of the next $2.5 billion, .51 of 1% of the next $2.5 billion and .49 of 1% thereafter.

                                                                       EXHIBIT D


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
MONEY MARKET
 Scudder U.S. Treasury     Safety, liquidity, and  0.500% of           $  398,597,054
   Money Fund              stability of capital    net assets+
                           and, consistent
                           therewith, current
                           income.
 Scudder Cash Investment   Stability of capital    0.500% to           $1,430,623,516
   Trust                   while maintaining       $250 million
                           liquidity of capital    0.450% next
                           and providing current   $250 million
                           income from money       0.400% next
                           market securities.      $500 million
                                                   0.350%
                                                   thereafter+
 Scudder Money Market      High level of current   0.250% of           $  384,509,425**
   Series                  income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing in a
                           broad range of
                           short-term money
                           market instruments.
 Scudder Government Money  High level of current   0.250% of           $   36,794,563**
   Market Series           income consistent with  net assets
                           preservation of
                           capital and liquidity
                           by investing
                           exclusively in
                           obligations issued or
                           guaranteed by the U.S.
                           Government or its
                           agencies or
                           instrumentalities and
                           in certain repurchase
                           agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money    Income exempt from      0.500% to           $  220,245,241
   Fund                    regular federal income  $500 million
                           taxes and stability of  0.480%
                           principal through       thereafter+
                           investments in
                           municipal securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.250% of           $   79,695,218**
 Scudder Tax Free Money    income, consistent      net assets
   Market Series           with preservation of
                           capital and liquidity,
                           exempt from federal
                           income tax by
                           investing primarily in
                           high quality municipal
                           obligations.
 Scudder California Tax    Stability of capital    0.500% of           $   68,695,680
   Free Money Fund         and the maintenance of  net assets+
                           a constant net asset
                           value of $1.00 per
                           share while providing
                           California tax payers
                           income exempt from
                           both California state
                           personal and regular
                           federal income tax
                           through investment in
                           high quality, short-
                           term tax-exempt
                           California municipal
                           securities.
 Scudder New York Tax      Stability of capital    0.500% of           $   59,538,652
   Free Money Fund         and income exempt from  net assets+
                           New York state and New
                           York City personal
                           income taxes and
                           regular federal income
                           tax through investment
                           in high quality,
                           short-term municipal
                           securities in New
                           York.
TAX FREE
 Scudder Limited Term Tax  High level of income    0.600% of           $  123,660,431
   Free Fund               exempt from regular     net assets+
                           federal income tax
                           consistent with a high
                           degree of principal
                           stability.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program asset as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of income    0.600% to           $  650,504,081
 Scudder Medium Term Tax   exempt from regular     $500 million
   Free Fund               federal income tax and  0.500% thereafter
                           limited principal
                           fluctuation through
                           investment primarily
                           in high grade
                           intermediate term
                           municipal securities.
 Scudder Managed           Income exempt from      0.550% to           $  737,422,861
   Municipal Bonds         regular federal income  $200 million
                           tax primarily through   0.500% next
                           investments in high-    $500 million
                           grade long-term         0.475% thereafter
                           municipal securities.
 Scudder High Yield Tax    High level of income,   0.650% to           $  293,101,021
   Free Fund               exempt from regular     $300 million
                           federal income tax,     0.600% thereafter
                           from an actively
                           managed portfolio
                           consisting primarily
                           of investment grade
                           municipal securities.
 Scudder California Tax    Income exempt from      0.625% to           $  288,576,041
   Free Fund               both California state   $200 million
                           personal income tax     0.600% thereafter
                           and regular federal
                           income tax primarily
                           through investment
                           grade municipal
                           securities.
 Scudder Massachusetts     A high level of income  0.600% of           $   65,505,088
   Limited Term Tax Free   exempt from both        net assets+
   Fund                    Massachusetts personal
                           income tax and regular
                           federal income tax as
                           is consistent with a
                           high degree of price
                           stability.
 Scudder Massachusetts     A high level of income  0.600% of           $  329,842,169
   Tax Free Fund           exempt from both        net assets
                           Massachusetts personal
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in Massachusetts.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Income exempt from New  0.625% to           $  180,647,157
 Scudder New York Tax      York state and New      $200 million
   Free Fund               York City personal      0.600% thereafter
                           income taxes and
                           regular federal income
                           tax through investment
                           primarily in long-term
                           investment-grade
                           municipal securities
                           in New York.
 Scudder Ohio Tax Free     Income exempt from      0.600% of           $   84,109,009
   Fund                    Ohio personal income    net assets+
                           tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Ohio.
 Scudder Pennsylvania Tax  Income exempt from      0.600% of           $   74,177,997
   Free Fund               Pennsylvania personal   net assets+
                           income tax and regular
                           federal income tax
                           through investment
                           primarily in
                           investment-grade
                           municipal securities
                           in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond   High level of income    0.600% to           $1,468,170,885
   Fund                    consistent with a high  $500 million
                           degree of principal     0.500% next
                           stability through       $500 million
                           investments primarily   0.450% next
                           in high quality         $500 million
                           short-term bonds.       0.400% next
                                                   $500 million
                                                   0.375% next
                                                   $1 billion
                                                   0.350% thereafter
 Scudder Zero Coupon 2000  High investment         0.600% of           $   25,440,414
   Fund                    returns over a          net assets+
                           selected period as is
                           consistent with
                           investment in U.S.
                           Government securities
                           and the minimization
                           of reinvestment risk.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     0.650% to           $  383,008,164
 Scudder GNMA Fund         and safety of           $200 million
                           principal primarily     0.600% next
                           from investment in      $300 million
                           U.S. Government         0.550% thereafter
                           guaranteed
                           mortgage-backed GNMA
                           securities.
 Scudder Income Fund       A high level of         0.650% to           $  578,519,502
                           income, consistent      $200 million
                           with the prudent        0.600% next
                           investment of capital,  $300 million
                           through a flexible      0.550% thereafter
                           investment program
                           emphasizing high-grade
                           bonds.
 Scudder High Yield Bond   A high level of         0.700% of           $   73,523,094
   Fund                    current income and      net assets
                           capital appreciation
                           through investment
                           primarily in below
                           investment-grade
                           domestic debt
                           securities.
GLOBAL INCOME
 Scudder Global Bond Fund  Total return with an    0.750% to           $  217,403,907
                           emphasis on current     $1 billion
                           income by investing     0.700%
                           primarily in            thereafter+
                           high-grade bonds
                           denominated in foreign
                           currencies and the
                           U.S. dollar.
 Scudder International     Income primarily by     0.850% to           $  235,993,183
   Bond Fund               investing in            $1 billion
                           high-grade              0.800% thereafter
                           international bonds
                           and protection and
                           possible enhancement
                           of principal value by
                           actively managing
                           currency, bond market
                           and maturity exposure
                           and by security
                           selection.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High current income     1.000% of           $  304,607,984
 Scudder Emerging Markets  and, secondarily,       net assets
   Income Fund             long-term capital
                           appreciation by
                           investing primarily in
                           high-yielding debt
                           securities issued in
                           emerging markets.
ASSET ALLOCATION
 Scudder Pathway           Current income and,     There will be no    $   13,928,759***
   Conservative Portfolio  secondarily, long-term  fee as the Manager
                           growth of capital by    will receive a fee
                           investing               from the
                           substantially in        underlying funds.
                           Scudder bond mutual
                           funds, but will have
                           some exposure to
                           Scudder equity mutual
                           funds.
 Scudder Pathway Balanced  Balance of growth and   There will be no    $  167,721,722***
   Portfolio               income by investing in  fee as the Manager
                           a mix of Scudder money  will receive a fee
                           market, bond and        from the
                           equity mutual funds.    underlying funds.
 Scudder Pathway Growth    Long-term growth of     There will be no    $   42,234,535***
   Portfolio               capital by investing    fee as the Manager
                           predominantly in        will receive a fee
                           Scudder equity mutual   from the
                           funds designed to       underlying funds.
                           provide long-term
                           growth.
 Scudder Pathway           Maximize total return   There will be no    $    8,983,598***
   International           by investing in a       fee as the Manager
   Portfolio               select mix of           will receive a fee
                           established             from the
                           international and       underlying funds.
                           global Scudder Funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
U.S. GROWTH AND INCOME
 Scudder Balanced Fund     A balance of growth     0.700% of           $  109,541,542
                           and income from a       net assets+
                           diversified portfolio
                           of equity and fixed
                           income securities and
                           long-term preservation
                           of capital through a
                           quality oriented
                           investment approach
                           designed to reduce
                           risk.
 Scudder Growth and        Long-term growth of     0.600% to           $4,186,481,205
   Income Fund             capital, current        $500 million
                           income and growth of    0.550% next
                           income primarily from   $500 million
                           common stocks,          0.500% next
                           preferred stocks and    $500 million
                           securities convertible  0.475% next
                           into common stocks.     $500 million
                                                   0.450% next
                                                   $1 billion
                                                   0.425% next
                                                   $1.5 billion
                                                   0.405% thereafter
U.S. GROWTH
 Scudder Large Company     Maximize long-term      0.750% to           $1,651,459,797
   Value Fund (formerly    capital appreciation    $500 million
   Scudder Capital Growth  through a value driven  0.650% next
   Fund)                   investment program      $500 million
                           emphasizing common      0.600% next
                           stocks and preferred    $500 million
                           stocks.                 0.550% thereafter
 Scudder Value Fund        Long-term growth of     0.700% of           $   88,874,292
                           capital through         net assets
                           investment in
                           undervalued equity
                           securities.
 Scudder Small Company     Long-term growth of     0.750% of           $   41,187,186
   Value Fund              capital by investing    net assets+
                           primarily in
                           undervalued equity
                           securities of small
                           U.S. companies.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.750% of           $   72,048,339***
 Scudder Micro Cap Fund    capital by investing    net assets+
                           primarily in a
                           diversified portfolio
                           of U.S. micro-cap
                           common stocks.
 Scudder Classic Growth    Long-term growth of     0.700% of           $   33,867,066
   Fund                    capital while keeping   net assets+
                           the value of its
                           shares more stable
                           than other growth
                           mutual funds.
 Scudder Large Company     Long-term growth of     0.700% of           $  221,253,633
   Growth Fund (formerly   capital through         net assets
   Scudder Quality Growth  investment primarily
   Fund)                   in the equity
                           securities of
                           seasoned, financially
                           strong U.S. growth
                           companies.
 Scudder Development Fund  Long-term growth of     1.000% to           $  861,564,138
                           capital by investing    $500 million
                           primarily in equity     0.950% next
                           securities of emerging  $500 million
                           growth companies.       0.900% thereafter
 Scudder 21st Century      Long-term growth of     1.000% of           $   20,942,531***
   Growth Fund             capital by investing    net assets+
                           primarily in the
                           securities of emerging
                           growth companies
                           poised to be leaders
                           in the 21st century.
GLOBAL GROWTH
 Scudder Global Fund       Long-term growth of     1.000% to           $1,604,465,769
                           capital through         $500 million
                           investment in a         0.950% next
                           diversified portfolio   $500 million
                           of marketable foreign   0.900% thereafter
                           and domestic
                           securities, primarily
                           equity securities.
 Institutional             Long-term growth of     0.900% of           $   17,897,508
   International Equity    capital primarily       net assets+
   Portfolio               through a diversified
                           portfolio of
                           marketable foreign
                           equity securities.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     1.000% of           $   25,631,898***
 Scudder International     capital and current     net assets+
   Growth and Income Fund  income primarily from
                           foreign equity
                           securities
 Scudder International     Long-term growth of     0.900% to           $2,583,030,686
   Fund                    capital primarily       $500 million
                           through a diversified   0.850% next
                           portfolio of            $500 million
                           marketable foreign      0.800% next
                           equity securities.      $1 billion
                                                   0.750% next
                                                   $1 billion
                                                   0.700% thereafter
 Scudder Global Discovery  Above-average capital   1.100% of           $  350,829,980
   Fund                    appreciation over the   net assets
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
 Scudder Emerging Markets  Long-term growth of     1.25% of            $   75,793,693
   Growth Fund             capital primarily       net assets+
                           through equity
                           investments in
                           emerging markets
                           around the globe.
 Scudder Gold Fund         Maximum return          1.000% of           $  163,932,814
                           consistent with         net assets
                           investing in a
                           portfolio of gold-
                           related equity
                           securities and gold.
 Scudder Greater Europe    Long-term growth of     1.000% of           $  120,300,058
   Growth Fund             capital through         net assets
                           investment primarily
                           in the equity
                           securities of European
                           companies.
 Scudder Pacific           Long-term growth of     1.100% of           $  329,391,540
   Opportunities Fund      capital primarily       net assets
                           through investment in
                           the equity securities
                           of Pacific Basin
                           companies, excluding
                           Japan.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Effective 9/11/97:  $  621,914,690
 Scudder Latin America     appreciation through    1.250% to
   Fund                    investment primarily    $1 billion
                           in the securities of    1.150% thereafter
                           Latin American
                           issuers.
 The Japan Fund, Inc.      Long-term capital       0.850% to           $  385,963,962
                           appreciation through    $100 million
                           investment primarily    0.750% next
                           in equity securities    $200 million
                           of Japanese companies.  0.700% next
                                                   $300 million
                                                   0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.  Long-term capital       Adviser:            $  117,596,046
                           appreciation through    Effective 11/1/97:
                           investment primarily    1.100% of
                           in equity securities    net assets
                           of Argentine issuers.   Sub-Adviser:
                                                   Paid by Adviser.
                                                   0.160% of
                                                   net assets
 The Brazil Fund, Inc.     Long-term capital       1.200% to           $  417,981,869
                           appreciation through    $150 million
                           investment primarily    1.050% next
                           in equity securities    $150 million
                           of Brazilian issuers.   1.000% thereafter
                                                   Effective
                                                   10/29/97:
                                                   1.200% to
                                                   $150 million
                                                   1.050% next
                                                   $150 million
                                                   1.000% next
                                                   $200 million
                                                   0.900% thereafter
                                                   Administrator:
                                                   Receives an annual
                                                   fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       Advisor:            $  661,690,073
 The Korea Fund, Inc.      appreciation through    1.150% to
                           investment primarily    $50 million
                           in equity securities    1.100% next
                           of Korean companies.    $50 million
                                                   1.000% next
                                                   $250 million
                                                   0.950% next
                                                   $400 million
                                                   0.900% thereafter
                                                   Sub-Adviser -
                                                   Daewoo:
                                                   Paid by Adviser.
                                                   0.2875% to
                                                   $50 million
                                                   0.275% next
                                                   $50 million
                                                   0.250% next
                                                   $250 million
                                                   0.2375% next
                                                   $400 million
                                                   0.225% thereafter
 The Latin America Dollar  High level of current   1.200% of           $   94,748,606
   Income Fund, Inc.       income and,             net assets
                           secondarily, capital
                           appreciation through
                           investment principally
                           in dollar-denominated
                           Latin American debt
                           instruments.
 Montgomery Street Income  High level of current   0.500% to           $  198,465,822
   Securities, Inc.        income consistent with  $150 million
                           prudent investment      0.450% next
                           risks through a         $50 million
                           diversified portfolio   0.400% thereafter
                           primarily of debt
                           securities.
 Scudder New Asia Fund,    Long-term capital       1.250% to           $  133,363,686
   Inc.                    appreciation through    $75 million
                           investment primarily    1.150% next
                           in equity securities    $125 million
                           of Asian companies.     1.100% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       1.250% to           $  266,418,730
 Scudder New Europe Fund,  appreciation through    $75 million
   Inc.                    investment primarily    1.150% next
                           in equity securities    $125 million
                           of companies traded on  1.100% thereafter
                           smaller or emerging
                           European markets and
                           companies that are
                           viewed as likely to
                           benefit from changes
                           and developments
                           throughout Europe.
 Scudder Spain and         Long-term capital       Adviser:            $   75,127,194
   Portugal Fund, Inc.     appreciation through    1.000% of
                           investment primarily    net assets
                           in equity securities    Administrator:
                           of Spanish &            0.200% of
                           Portuguese issuers.     net assets
 Scudder World Income      High income and,        1.200% of           $   54,488,637
   Opportunities Fund,     consistent therewith,   net assets
   Inc.                    capital appreciation.
INSURANCE PRODUCTS
 Balanced Portfolio        Balance of growth and   0.475% of           $   88,342,837
                           income consistent with  net assets
                           long-term preservation
                           of capital through a
                           diversified portfolio
                           of equity and fixed
                           income securities.
 Bond Portfolio            High level of income    0.475% of           $   65,769,421
                           consistent with a high  net assets
                           quality portfolio of
                           debt securities.
 Capital Growth Portfolio  Long-term capital       0.475% to           $  440,481,308
                           growth from a           $500 million
                           portfolio consisting    0.450% thereafter
                           primarily of equity
                           securities.
 Global Discovery          Above-average capital   0.975% of           $   16,757,264
   Portfolio               appreciation over the   net assets+
                           long-term by investing
                           primarily in the
                           equity securities of
                           small companies
                           located throughout the
                           world.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.475% of           $   91,091,547
 Growth and Income         capital, current        net assets
   Portfolio               income and growth of
                           income.
 International Portfolio   Long-term growth of     0.875% to           $  726,038,527
                           capital primarily       $500 million
                           through diversified     0.775% thereafter
                           holdings of marketable
                           foreign equity
                           investments.
 Money Market Portfolio    Stability of capital    0.370% of           $   97,785,626
                           and current income      net assets
                           from a portfolio of
                           money market
                           instruments.
AARP FUNDS
 AARP High Quality Money   Current income and      0.350% to           $  412,126,193
   Fund                    liquidity, consistent   $2 billion
                           with maintaining        0.330% next
                           stability and safety    $2 billion
                           of principal, through   0.300% next
                           investment in high      $2 billion
                           quality securities.     0.280% next
                                                   $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Balanced Stock and   Long-term growth of     0.350% to           $  403,179,939
   Bond Fund               capital and income,     $2 billion
                           consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment in   0.300% next
                           a combination of        $2 billion
                           stocks, bonds and cash  0.280% next
                           reserves.               $2 billion
                                                   0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term capital       0.350% to           $  826,136,713
 AARP Capital Growth Fund  growth, consistent      $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           capital growth funds,   0.300% next
                           through investment      $2 billion
                           primarily in common     0.280% next
                           stocks and securities   $2 billion
                           convertible into        0.260% next
                           common stocks.          $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.320% of
                                                   net assets
 AARP Global Growth Fund   Long-term growth of     0.350% to           $   77,651,978
                           capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           global equity funds,    0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           diversified portfolio   $2 billion
                           of equity securities    0.260% next
                           of corporations         $3 billion
                           worldwide.              0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $4,218,983,398
 AARP Growth and Income    capital and income,     $2 billion
   Fund                    consistent with a       0.330% next
                           stable share price,     $2 billion
                           through investment      0.300% next
                           primarily in common     $2 billion
                           stocks and securities   0.280% next
                           convertible into        $2 billion
                           common stocks.          0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP International Stock  Long-term growth of     0.350% to           $   12,699,109***
   Fund                    capital, consistent     $2 billion
                           with a share price      0.330% next
                           more stable than other  $2 billion
                           international equity    0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in a diversified        $2 billion
                           portfolio of foreign    0.260% next
                           equity securities.      $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.600% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Long-term growth of     0.350% to           $   25,425,137***
 AARP Small Company Stock  capital, consistent     $2 billion
   Fund                    with a share price      0.330% next
                           more stable than other  $2 billion
                           small company stock     0.300% next
                           funds, through          $2 billion
                           investment primarily    0.280% next
                           in stocks of small      $2 billion
                           U.S. companies.         0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.550% of
                                                   net assets
 AARP U.S. Stock Index     Long-term capital       0.350% to           $   23,917,674***
   Fund                    growth and income,      $2 billion
                           consistent with         0.330% next
                           greater share price     $2 billion
                           stability than a S&P    0.300% next
                           500 index fund, by      $2 billion
                           taking an indexing      0.280% next
                           approach to investing   $2 billion
                           in common stocks,       0.260% next
                           emphasizing higher      $3 billion
                           dividend stocks while   0.250% next
                           maintaining investment  $3 billion
                           characteristics         0.240%
                           otherwise similar to    thereafter+
                           the S&P 500 index.      INDIVIDUAL FUND
                                                   FEE
                                                   0.000% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of current   0.350% to           $   34,951,973***
 AARP Bond Fund for        income, consistent      $2 billion
   Income                  with greater share      0.330% next
                           price stability than a  $2 billion
                           long term bond,         0.300% next
                           through investment      $2 billion
                           primarily in            0.280% next
                           investment-grade debt   $2 billion
                           securities.             0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240%
                                                   thereafter+
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.280% of
                                                   net assets
 AARP GNMA and U.S.        High level of current   0.350% to           $4,904,439,844
   Treasury Fund           income, consistent      $2 billion
                           with greater share      0.330% next
                           price stability than a  $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           principally in U.S.     0.280% next
                           Government-guaranteed   $2 billion
                           GNMA securities and     0.260% next
                           U.S. Treasury           $3 billion
                           obligations.            0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.120% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           High level of income,   0.350% to           $  511,905,166
 AARP High Quality Bond    consistent with         $2 billion
   Fund                    greater share price     0.330% next
                           stability than a        $2 billion
                           long-term bond,         0.300% next
                           through investment      $2 billion
                           primarily in a          0.280% next
                           portfolio of high       $2 billion
                           quality securities      0.260% next
                                                   $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
 AARP Diversified Growth   Long-term growth of     There will be no    $   36,411,938***
   Portfolio               capital through         fee as the manager
                           investment primarily    will receive a fee
                           in AARP stock mutual    from the
                           funds.                  underlying funds.
 AARP Diversified Income   Current income with     There will be no    $   34,230,023***
   Portfolio               modest long-term        fee as the manager
                           appreciation through    will receive a fee
                           investment primarily    from the
                           in AARP bond mutual     underlying funds.
                           funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                          PROGRAM
          FUND                   OBJECTIVE              FEE RATE          ASSETS*
          ----                   ---------              --------          -------
                           Current income free     0.350% to           $  111,264,728
 AARP High Quality Tax     from federal income     $2 billion
   Free Money Fund         taxes and liquidity,    0.330% next
                           consistent with         $2 billion
                           maintaining stability   0.300% next
                           and safety of           $2 billion
                           principal, through      0.280% next
                           investment in           $2 billion
                           high-quality municipal  0.260% next
                           securities.             $3 billion
                                                   0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.100% of
                                                   net assets
 AARP Insured Tax Free     High level of income    0.350% to           $1,755,412,222
   General Bond Fund       free from federal       $2 billion
                           income taxes,           0.330% next
                           consistent with         $2 billion
                           greater share price     0.300% next
                           stability than a long-  $2 billion
                           term municipal bond,    0.280% next
                           through investment      $2 billion
                           primarily in municipal  0.260% next
                           securities covered by   $3 billion
                           insurance.              0.250% next
                                                   $3 billion
                                                   0.240% thereafter
                                                   INDIVIDUAL FUND
                                                   FEE
                                                   0.190% of
                                                   net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT E

                               FEES AND EXPENSES


                          KHI          KGT         KTF         KMM        KSM        GSP        KST
                       ----------   ---------   ---------   ---------   -------   ---------   -------
Fiscal Year End......    11/30/96    11/30/96    11/30/96    11/30/96   11/30/96   11/30/96   11/30/96
Management Fees Paid
 to ZKI..............  $1,756,000   2,187,000   3,699,000   1,828,000   759,000   2,374,000   414,000
Effective Management
 Fee Rate............         .85%        .80         .55         .85       .60        1.00       .85
Shareholder Service
 Fees Paid by IFTC to
 ZKSC................  $   49,000      41,000      71,000      31,000    24,000      24,000    24,000
Brokerage Commissions
 Paid by Fund........  $1,820,000     109,000     306,000     997,000    72,000     642,000    40,000
Percent of Brokerage
 Commissions Paid by
 Fund Allocated on
 Basis of Research...           0%          0           0          11         0          10         0

Thank you

                                           for mailing your proxy card promptly!

================================================================================

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER CLOSED-END FUNDS
================================================================================

KEMPER CLOSED-END
FUNDS

- Kemper High Income Trust
- Kemper Intermediate Government Trust
- Kemper Municipal Income Trust
- Kemper Multi-Market Income Trust
- Kemper Strategic Municipal Income Trust
- The Growth Fund of Spain, Inc.
- Kemper Strategic Income Fund


                                                                         Group F

                                                (LOGO)Printed on recycled paper.

[KEMPER FUNDS LOGO]

                            PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side on this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

         -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.-



THE GROWTH FUND OF SPAIN, INC.                  FOR THE JOINT SPECIAL
                                                MEETING OF SHAREHOLDERS
                                                DECEMBER 3, 1997


THE SIGNERS OF THIS PROXY HEREBY APPOINT ARTHUR R. GOTTSCHALK AND STEPHEN B. TIMBERS AND EACH OF THEM, ATTORNEYS AND PROXIES, WITH POWER OF SUBSTITUTION IN EACH, TO VOTE ALL SHARES FOR THE SIGNERS AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 1997, AND AT ANY ADJOURNMENTS
THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.


                                          Dated                 1997
                                                ---------------,

                                          Signature(s) (All registered owners
                                          of accounts shown to the left must
                                          sign. If signing for a corporation,
                                          estate or trust, please indicate your
                                          capacity or title.)

                                          -------------------------------------

                                          -------------------------------------
                                          Signature(s)              GROUP F

--------------------------------------------------------------------------------


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.



         -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.-

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY.



THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/



1.  To elect the following as Board members:                    For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) Daniel Pierce, 02) Edmond D. Villani

    -----------------------------------------------------------------------------------------
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THAT NOMINEE'S
    NAME OR NUMBER ON THE LINE ABOVE.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                            For      Against     Abstain
    current fiscal year.                                       / /       / /         / /

3A. To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc., transferable to SKI).                    For      Against     Abstain
                                                               / /       / /         / /

3B. To approve a new sub-advisory
    agreement with BSN Gestion de Patrimonios,
    S.A., S.G.C.                                               For      Against     Abstain
                                                               / /       / /         / /


Approval of Item 3B is conditional upon approval of Item 3A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.



-------------------------------------------------------------------------------